STATEMENT TO NOTEHOLDERS

Household Mortgage Loan Trust 2003-HC2

Payment Number	16
Beginning Date of Collection Period	01-Jan-05
End Date of Collection Period	31-Jan-05
Payment Date	22-Feb-05
Previous Payment Date	20-Jan-05

Group 1 Funds Disbursement
Collected Funds including Skip-a-Pay and excluding Premium Amount	29,717,384.37
Available Payment Amount	29,468,855.31
Principal Collections	25,269,328.93
Interest Collections (net of servicing fee)	4,199,526.38
Net of Principal Recoveries	4,181,207.41
Principal Recoveries	18,318.97
Servicing Fee	269,309.06
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	29,717,384.37
Interest Paid to Notes and Components	1,268,534.60
Principal Paid to Notes and Components	26,046,750.06
Transferor - pursuant to 5.01 (a) (xiv)	2,132,790.65
Servicing Fee	269,309.06

Group 1 Pool Balance
Beginning Pool Balance	646,341,739.59
Principal Collections (including repurchases)	25,269,328.93
Additional Principal Reduction Amount	777,421.13
Ending Pool Balance	620,294,989.53

Group 1 Collateral Performance
Cash Yield (% of beginning balance)	8.26%
Loss Rate (net of principal recoveries; % of beginning pool balance)	1.41%
Net Yield	6.85%
Realized Losses	759,102.16
Cumulative Realized Losses	5,066,543.00
Cumulative Loss Percentage	0.43%
Delinquent Loans
One Payment Principal Balance of loans	29,812,818.57
One Payment Number of loans	271
Two Payments Principal Balance of loans	5,045,768.97
Two Payments Number of loans	47
Three+ Payments Principal Balance of loans	38,708,682.49
Three+ Payments Number of loans	390

Two+ Payments Delinquency Percentage	7.05%
Two+ Payments Rolling Average	6.57%

Group 1 Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance of loans purchased or substituted pursuant to Section 2.02	0.00
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance of loans purchased or substituted pursuant to Section 2.04	0.00
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance of loans purchased or substituted pursuant to Section 3.01	0.00
Substitution Adjustment Amounts	0.00
Number of loans outstanding beginning of period	5,955
Number of loans outstanding end of period	5,746
Number of REO as of the end of the Collection Period	95
Principal Balance of REO as of the end of the Collection Period	7,880,469.31

Group 1 Overcollateralization
Beginning OC Amount	162,287,972.30
OC Release Amount	0.00
Extra Principal Payment Amount	-
Ending OC Amount	162,287,972.30

Target OC Amount	162,287,972.30
Interim OC Amount	162,287,972.30
Interim OC Deficiency	-

Monthly Excess Cashflow	2,132,790.65
Principal Payment Amount	25,269,328.93
Principal Collections	25,269,328.93
OC Release Amount	0.00

Other Group 1 Information
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Group 1 Cut-Off Date Pool Balance	1,180,276,162.15
Accrued Servicing Fee unpaid for previous Collection Periods	0.00
Class A-1 Insured Payment Amounts from Insurer	0.00

Group 2 Funds Disbursement
Collected Funds including Skip-a-Pay	9,627,221.39
Available Payment Amount	9,565,251.51
Principal Collections	8,606,930.10
Interest Collections (net of servicing fee)	958,321.41
Net of Principal Recoveries	958,321.41
Principal Recoveries	0.00
Servicing Fee	61,969.88
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	9,627,221.39
Interest Paid to Notes and Components	289,931.65
Principal Paid to Notes and Components	8,790,405.26
Transferor - pursuant to 5.01 (a) (xiv)	484,914.60
Servicing Fee	61,969.88

Group 2 Pool Balance
Beginning Pool Balance	148,727,707.87
Principal Collections (including repurchases)	8,606,930.10
Additional Principal Reduction Amount	183,475.16
Ending Pool Balance	139,937,302.61

Group 2 Collateral Performance
Cash Yield (% of beginning balance)	8.23%
Loss Rate (net of principal recoveries; % of beginning pool balance)	1.48%
Net Yield	6.75%
Realized Losses	183,475.16
Cumulative Realized Losses	994,520.09
Cumulative Loss Percentage	0.35%
Delinquent Loans
One Payment - Principal Balance of mortgage loans	6,941,290.67
One Payment - Number of mortgage loans	52
Two Payments - Principal Balance of mortgage loans	1,243,647.82
Two Payments - Number of mortgage loans	12
Three+ Payments - Principal Balance of mortgage loans	10,718,710.22
Three+ Payments - Number of mortgage loans	92

Two+ Payments Delinquency Percentage	8.55%
Two+ Payments Rolling Average	7.88%

Group 2 Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance of loans purchased or substituted pursuant to Section 2.02	0.00
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance of loans purchased or substituted pursuant to Section 2.04	0.00
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance of loans purchased or substituted pursuant to Section 3.01	0.00
Substitution Adjustment Amounts	0.00
Number of loans outstanding beginning of period	1,183
Number of loans outstanding end of period	1,135
Number of REO as of the end of the Collection Period	24
Principal Balance of REO as of the end of the Collection Period	2,310,382.21

Group 2 Overcollateralization
Beginning OC Amount	39,285,123.64
OC Release Amount	0.00
Extra Principal Payment Amount	-
Ending OC Amount	39,285,123.64

Target OC Amount	39,285,123.64
Interim OC Amount	39,285,123.64
Interim OC Deficiency	-

Monthly Excess Cashflow	484,914.60
Principal Payment Amount	8,606,930.10
Principal Collections	8,606,930.10
OC Release Amount	0.00

Other Group 2 Information
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Group 2 Cut-Off Date Pool Balance	285,709,990.10
Accrued Servicing Fee unpaid for previous Collection Periods	0.00

Reserve Account
Specified Reserve Target	0.00
Ending Balance of Group 1 Reserve Account Subaccount	0.00
Ending Balance of Group 2 Reserve Account Subaccount	0.00

Interest Calculations
1 month LIBOR	2.50000%
Class A-1 Formula Rate (1M LIBOR plus 29bps)	2.79000%
Class A-1 Note Rate	2.79000%
Class M-1 Formula Rate (1M LIBOR plus 60bps)	3.10000%
Class M-1 Component Rate	3.10000%
Group 1 Available Funds Cap	7.46375%
Class A-2 Formula Rate (1M LIBOR plus 33bps)	2.83000%
Class A-2 Note Rate	2.83000%
Class M-2 Formula Rate (1M LIBOR plus 60bps)	3.10000%
Class M-2 Component Rate	3.10000%
Group 2 Available Funds Cap	7.66272%

Class A-1 Noteholders' Statement
A. Information on Payments
1. Total Payment per $1,000	25.685826
2. Principal Payment per $1,000	24.520404
3. Interest Payment per $1,000	1.165422

B. Calculation of Class A-1 Interest Due & Paid
1. Class A-1 Note Rate	2.79000%
2. Days in Accrual Period	33

3. Class A-1 Interest Due	962,863.75
4. Class A-1 Interest Paid	962,863.75
5. Class A-1 Supplemental Interest Amount Paid	0.00
6. Class A-1 Interest Carry Forward Amount Paid	0.00

7. Class A-1 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A-1 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A-1 Principal Due & Paid
1. Class A-1 Note Principal Amount, BOP	376,486,314.06
2. Class A-1 Principal Due	20,258,586.10
3. Class A-1 Principal Paid	20,258,586.10
4. Class A-1 Principal Carry Forward Amount Paid	0.00
5. Class A-1 unpaid Principal Carry Forward Amount	0.00
6. Class A-1 Note Principal Amount, EOP	356,227,727.96

7. Class A-1 Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	0.4556881
b. Ending Note Principal Amount as a % of Original Note Principal Amount	0.4311677
8. Ending Class A-1 Note Principal Amount as a % of the Pool Balance, EOP	0.5742876

Class A-2 Noteholders' Statement
A. Information on Payments
1. Total Payment per $1,000	35.289542
2. Principal Payment per $1,000	34.185422
3. Interest Payment per $1,000	1.104120

B. Calculation of Class A-2 Interest Due & Paid
1. Class A-2 Note Rate	2.83000%
2. Days in Accrual Period	33

3. Class A-2 Interest Due	220,820.68
4. Class A-2 Interest Paid	220,820.68
5. Class A-2 Supplemental Interest Amount Paid	0.00
6. Class A-2 Interest Carry Forward Amount Paid	0.00

7. Class A-2 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A-2 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A-2 Principal Due & Paid
1. Class A-2 Note Principal Amount, BOP	85,122,009.97
2. Class A-2 Principal Due	6,836,981.87
3. Class A-2 Principal Paid	6,836,981.87
4. Class A-2 Principal Carry Forward Amount Paid	0.00
5. Class A-2 unpaid Principal Carry Forward Amount	0.00
6. Class A-2 Note Principal Amount, EOP	78,285,028.10

7. Class A-2 Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	0.4256164
b. Ending Note Principal Amount as a % of Original Note Principal Amount	0.3914310
8. Ending Class A-2 Note Principal Amount as a % of the Pool Balance, EOP	0.5594293

Class M-1 Componentholders' Statement
A. Information on Payments
1. Total Payment per $1,000	25.815318
2. Principal Payment per $1,000	24.520404
3. Interest Payment per $1,000	1.294914

B. Calculation of Class M-1 Interest Due & Paid
1. Class M-1 Component Rate	3.10000%
2. Days in Accrual Period	33

3. Class M-1 Interest Due	305,670.85
4. Class M-1 Interest Paid	305,670.85
5. Class M-1 Supplemental Interest Amount Paid	0.00
6. Class M-1 Interest Carry Forward Amount Paid	0.00

7. Class M-1 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M-1 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M-1 Principal Due & Paid
1. Class M-1 Component Principal Amount, BOP	107,567,453.23
2. Class M-1 Principal Due	5,788,163.96
3. Class M-1 Principal Paid	5,788,163.96
4. Class M-1 Principal Carry Forward Amount Paid	0.00
5. Class M-1 Unpaid Principal Carry Forward Amount	0.00
6. Class M-1 Component Principal Amount, EOP	101,779,289.27

7. Class M-1 Component Pool Factor
a. BOP Component Principal Amount as a % of Original Component Principal Amount	0.4556881
b. EOP Component Principal Amount as a % of Original Component Principal Amount	0.4311677
8. EOP Class M-1 Component Principal Amount as a % of the EOP Pool Balance	0.1640821

Class M-2 Componentholders' Statement
A. Information on Payments
1. Total Payment per $1,000	35.394882
2. Principal Payment per $1,000	34.185422
3. Interest Payment per $1,000	1.209460

B. Calculation of Class M-2 Interest Due & Paid
1. Class M-2 Component Rate	3.10000%
2. Days in Accrual Period	33

3. Class M-2 Interest Due	69,110.97
4. Class M-2 Interest Paid	69,110.97
5. Class M-2 Supplemental Interest Amount Paid	0.00
6. Class M-2 Interest Carry Forward Amount Paid	0.00

7. Class M-2 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M-2 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M-2 Principal Due & Paid
1. Class M-2 Component Principal Amount, BOP	24,320,574.26
2. Class M-2 Principal Due	1,953,423.39
3. Class M-2 Principal Paid	1,953,423.39
4. Class M-2 Principal Carry Forward Amount Paid	0.00
5. Class M-2 Unpaid Principal Carry Forward Amount	0.00
6. Class M-2 Component Principal Amount, EOP	22,367,150.87

7. Class M-1 Component Pool Factor
a. BOP Component Principal Amount as a % of Original Component Principal Amount	0.4256164
b. EOP Component Principal Amount as a % of Original Component Principal Amount	0.3914310
8. EOP Class M-1 Component Principal Amount as a % of the EOP Pool Balance	0.1598369

HSBC FINANCE CORPORATION, successor by merger to
Household Finance Corporation ("HSBC Finance")
Household Mortgage Loan Trust 2003-HC2

The undersigned, a duly authorized representative of HSBC Finance
Corporation, successor by merger to Household Finance Corporation ("HSBC Finance"), as Master Servicer ( the "Servicer" ), pursuant to a Sale and Servicing
Agreement dated as of October 15, 2003 (the "Sale and Servicing Agreement"), by and among
Household Mortgage Funding Corporation III, as Depositor, Household Mortgage Loan
Trust 2003-HC2, the Servicer, and JPMorgan Chase Bank as Indenture Trustee, does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Sale and Servicing Agreement.

2. HSBC Finance is, as of the date hereof, the
Master Servicer under the Sale and Servicing Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Payment Date occurring on February 22, 2005

5. As of the date hereof, to the best knowledge of the undersigned, the
Servicer has performed in all material respects all its obligations under the Sale and Servicing Agreement through the Collection Period preceding such Payment Date.

6. As of the date hereof, to the best knowledge of the undersigned, no
Event of Default has been deemed to have occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 15th day of February, 2005.

HSBC FINANCE CORPORATION
as Master Servicer,

BY: /s/ Dennis Mickey
A Servicing Officer